Welcome to the 2009 Annual Shareholders' Meeting

Union National
FINANCIAL CORPORATION

May 6, 2009

Union National FINANCIAL CORPORATION

Board of Directors

- Donald Cargas Jr.
- Kevin Dolan
- Mark Gainer
- James Godfrey
- Barry Huber, CPA
- Thomas McGrath, DVM
- William Nies
- Darwin Nissley
- Lloyd Pickell

Union National FINANCIAL CORPORATION

Executive Team

Mark Gainer, President & CEO

Mike Peduzzi, EVP & CFO

Steve Staman, EVP

Steve Garber, SVP

Kevin Hersh, SVP

Mike Mohn, SVP

Brad Willow, SVP

May 6, 2009

Union National
FINANCIAL CORPORATION

Safe Harbor Notice Regarding Forward-Looking Statements

This shareholder meeting presentation contains forward-looking statements about Union National that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, and can be identified by the use of forward-looking words such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," "anticipate" or similar terminology. Forward-looking statements include, but are not limited to, financial projections and estimates and underlying assumptions, discussions of strategy and statements regarding plans, objectives, goals and expectations, consequences of announced transactions, and statements about future performance, operations, products and services of Union National and its subsidiaries.

May 6, 2009

Union National
FINANCIAL CORPORATION

Safe Harbor Notice Regarding Forward-Looking Statements

Union National Financial Corporation cautions that many future events or factors could cause results or performance to materially differ from those expressed in forward-looking statements including, but not limited to, the ineffectiveness of Union National Financial Corporation's business strategy due to changes in current or future market conditions, the effects of competition, changes in laws and regulations, industry consolidation, development of competing financial products and services, interest rate movements, information technology changes and difficulties, challenges in establishing and maintaining operations in new markets, volatilities and deterioration in the securities markets, and distressed economic conditions and the inability of borrowers to repay loans.

May 6, 2009

Safe Harbor Notice Regarding Forward-Looking Statements

Additional factors and considerations can be found in Union National Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2008 which has been filed with the Securities and Exchange Commission, and with Forms 8-K and Quarterly Reports on Forms 10-Q that have been previously filed in 2008 and 2009 with the Securities and Exchange Commission. Forward-looking statements provide information only as of May 6, 2009, and Union National Financial Corporation makes no commitment to revise or update such statements to reflect changes that occur after the date the forward-looking statements were made.

2009 Annual Shareholders' Meeting

Union National

FINANCIAL CORPORATION

May 6, 2009

Union National FINANCIAL CORPORATION

Preferred Stock

Effect of Preferred Stock Upon Holders of Common Stock

Cannot be specifically known or quantified until the Board of Directors determines the specific terms of the issued preferred stock. However, the effects might include, among other things:

- **restricting dividends on the common stock,**
- **diluting the voting power of the common stock,**
- **diluting the equity interest of existing holders of common stock if the preferred stock is convertible into common stock,**
- **reducing the market price of the common stock, *or***
- **impairing the liquidation rights of the common stock**

May 6, 2009

Union National FINANCIAL CORPORATION

Preferred Stock

- Issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of Union National Financial Corporation by increasing the number of outstanding shares entitled to vote on the matter thereby increasing the number of votes required to approve a change in control.
- Preferred stock with voting rights or that is convertible into shares of common stock (or rights to purchase such shares) could be issued to render more difficult or discourage an attempt to obtain control of the corporation by means of a tender offer, proxy contest, merger or otherwise. These issuances could, therefore, deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price. However, the preferred stock is not being proposed for an anti-takeover-related purpose, and the Board of Directors has no knowledge of any current efforts to obtain control of the corporation or to effect large accumulations of the corporation's voting stock.

Preferred Stock

So why support the Preferred Stock proposal?

May 6, 2009

Union National FINANCIAL CORPORATION

Preferred Stock

Purpose of Preferred Stock

- **Supplement to common stock to increase our flexibility in structuring future capital-raising transactions.**
- **Having the authority to issue preferred stock will enable us to issue equity securities with terms tailored to specific purposes and to avoid the possible delay and expense associated with calling and holding a special meeting of shareholders to authorize additional capital stock.**
- **Enhanced ability to respond to favorable capital market conditions and other opportunities before conditions or opportunities pass that would be in the best interests of Union National Financial Corporation and its common shareholders.**

2009 Annual Shareholders' Meeting

Union National
FINANCIAL CORPORATION

May 6, 2009

MANAGEMENT'S PRESENTATION

May 6, 2009

Union National
FINANCIAL CORPORATION

- # CURRENT ENVIRONMENT
  - Economic
  - Regulatory
- # STRATEGY
  - Plan
  - Action

May 6, 2009

Union National FINANCIAL CORPORATION

Economic Environment

- Recession
- Unemployment
- Foreclosures
- Banking Industry in Crisis
- Historically Low Interest Rates
- Market Volatility
- Uncertainty

May 6, 2009

Union National
FINANCIAL CORPORATION

Economic Environment

Banking Industry Lost $26.2 Billion in Fourth Quarter

- **First Quarterly Loss since 1990**
- **Annual earnings of $16 billion was the lowest since 1990**

source: Community Banker Magazine April 2009

May 6, 2009

Union National
FINANCIAL CORPORATION

Economic Environment

- Recession
- Unemployment
- Foreclosures
- Banking Industry in Crisis
- Historically Low Interest Rates
- Market Volatility
- Uncertainty

Union National FINANCIAL CORPORATION

Operating Results

	December 31, (000's)	
	2008	2007
Net Income As Reported (GAAP)	$ 444	$ 312
Investment Impairments (After Tax)	851	528
Adjusted Net Income	$ 1,295	$ 840

Union National FINANCIAL CORPORATION

Regulatory Environment

- Government Intervention
- Forced Consolidation
- TARP/CPP
- Regulators
- Increased Legislation/Regulation
- FDIC
- Reshaping of Our Industry

Union National FINANCIAL CORPORATION

Strategy

- Plan
- Action

May 6, 2009

Union National FINANCIAL CORPORATION

Strategy – Plan

- Simplify
- Build on the Basics
- Hit Singles, Not Home Runs
- Community Banking

Union National FINANCIAL CORPORATION

Strategy – Plan

The principal components of the strategic shift we began in 2007 are summarized below:

CATEGORY:	FROM:	TO:
Investment Portfolio Design	High Yield/High Risk	Liquidity/Low Risk
Credit Culture	Limited Ownership	A Way of Life for "EVERYONE"
Lending	Commercial Growth - Moderate Risk	Commercial & Retail Growth & Profit – Moderate Risk
Funding	Wholesale Sources	Core Deposits
Gold Café	Coffee	Banking
Capital	Synthetic	Common Equity & Earnings

Union National FINANCIAL CORPORATION

Strategy – Action

The Board and Management were in action mode before the current crisis hit our industry.

Union National FINANCIAL CORPORATION

Strategy – Action

- Capital
- Liquidity
- Funding
- Loan Quality
- Interest Rates
- Investments

Strategy – Action

Capital

Challenges

- Protecting and strengthening existing shareholder value
- Maintaining "greater-than-well-capitalized" levels
- Providing a very safe and sound equity basis to buffer continuing operations against potential losses from possible OTTI and ALLL

Our Response

- Private placement common stock offering in 2008 - added $1.59 million to capital
- Made the difficult decision to suspend shareholder dividends
- Retain capital to ensure strength until the return of a more favorable economy and higher interest rate banking environment

Union National FINANCIAL CORPORATION

Strategy – Action



Regulatory Capital - UNCB
14%
12%
10%
8%
6%
4%
December-06
December-07
December-08
March-09
Tier 1 Leverage Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio

	"Well-Capitalized"	12/31/06	12/31/07	12/31/08	3/31/09
Tier 1 to Avg. Assets	5.00 %	7.45 %	7.84 %	8.41 %	8.05 %
Tier 1 to Risk-Based Cap.	6.00	9.08	9.17	9.97	9.93
Total Risk-Based Capital	10.00	11.22	11.47	12.51	12.49

Union National FINANCIAL CORPORATION

Strategy – Action

Liquidity

Challenges

- Significant in-market deposit pricing competition
- Competition with alternative investment products
- Economy-driven reductions in household income reducing demand deposit balances
- Potential for disintermediation

Our Response

- At least weekly, we perform an in-depth pricing process studying and setting our target deposit levels and funding costs, while reviewing our competition's pricing trends and alternative offerings
- Develop attractive, customer-focused deposit products (Cash Back Checking, Gold Rewards Checking, Gold Money Market Accounts, CDARS)

Union National FINANCIAL CORPORATION

Strategy – Action

As of the Period Ended (000's)

	3/31/09	12/31/08	12/31/07	12/31/06
Cash & Due From Banks	$ 12,230	$ 17,621	$ 16,700	$ 15,129
Federal Funds Sold *	3,000	14,150	20,955	-
Deposits in Other Banks *	45,527	1,841	227	309
Total On-Hand Liquidity	$ 60,757	$ 33,612	$ 37,882	$ 15,438
Contingent Liquidity Sources	$ 56,140	$ 61,773	$ 43,761	$ 72,385
Total Available Liquidity	**$ 116,897**	**$ 95,385**	**$ 81,643**	**$ 87,823**
Total Deposits	**$ 407,889**	**$ 383,577**	**$ 376,311**	**$ 340,075**
Liquidity % Coverage Of Total Deposits	**28.7%**	**24.9 %**	**21.7 %**	**25.8 %**

* Reflects Interest-Earning Asset

Strategy – Action

Funding

Challenges

- Reduce dependence on higher-cost wholesale funding
- Costly debt prepayment penalties not allowing for more immediate debt reductions
- Increasing self-sufficiency due to concerns about the status and viability of the FHLB system

Our Response

- De-leveraging of long-term FHLB and other wholesale borrowings; our de-leveraging process started in January 2007 and continues into 2009
- Reduced use of higher-cost out-of-market brokered CDs
- Focused efforts on developing relevant local market retail and business deposit products and growing relationships

Strategy – Action

	As of the Period Ended (000's)			
	3/31/09	12/31/08	12/31/07	12/31/06
FHLB Debt	$ 50,334	$ 50,334	$ 68,816	$ 117,571
Junior Subordinated Debt	17,341	17,341	17,341	17,341
Other Short-Term Borrowings	-	-	6,629	10,544
Total Wholesale Borrowings	$ 67,675	$ 67,675	$ 92,786	$ 145,456
Brokered CDs	$ 11,987	$ 12,278	$ 23,785	$ 31,975
Total Wholesale Funding	**$ 79,662**	**$ 79,953**	**$ 116,571**	**$ 177,431**

A decrease of high-cost wholesale funding of almost $98 million or 55% in 2 years.

Total In-Market Deposits	**$ 395,970**	**$ 371,299**	**$ 352,526**	**$ 308,100**

An increase of lower-cost deposits of almost $88 million or 28% in 2 years.

Union National FINANCIAL CORPORATION

Strategy – Action

Loan Quality

Challenges

- Weak housing market and falling real estate values
- Economic impact to business income and cash flows
- Decrease in disposable income
- Increasing delinquencies and nonperforming assets
- Needs by borrowers to modify loan terms until income and business resume
- Bankruptcies, and businesses ceasing operations

Our Response

- Continue to focus lending on creditworthy consumers and businesses
- Highly-qualified Chief Credit Officer with significant regulatory and credit risk management experience
- Increasing the frequency of obtaining financial information from business customers and meeting with them more often to early identify business and economic risks
- Timely and effective workout and collection management
- Highly qualified Loan Workout Specialist

Loan Quality

	(Dollars in 000's) December 31,		
	2008	2007	2006
Total Loans and Leases	$ 358,280	$ 364,337	$ 341,113
Nonperforming Loans and Leases	4,099*	3,039	2,533
Nonperforming % of Total	1.14%*	0.83%	0.74%
Allowance for Loan & Lease Losses	$ 4,358	$ 3,675	$ 3,070
ALLL % of Total	1.22%	1.01%	0.90%

* Excludes impact of $857,000 credit fully repaid in January 2009.

Union National FINANCIAL CORPORATION

Strategy – Action

Interest Rates

Challenges

- Limited interest income growth due to the significant decrease in loan earning potential from the 4% drop in market interest rates during 2008 (Prime rate at 12/31/07 = 7.25%; Prime rate at 12/31/08 = 3.25%)
- Significant in-market pricing competition for an economy-driven smaller pool of higher quality borrowers
- Retention of good relationships has often involved refinancing at lower rates due to the interest rate market decline
- Two-thirds of loans in our portfolio have some variable-rate pricing

Our Response

- Reduce loan funding costs by prepaying higher-cost wholesale funding sources and replacing with in-market deposits that are lower cost.
- Develop new pricing standards and strategies that provide for greater flexibility to borrowers, but do not lock the bank into long-term fixed rates as we approach a rising rate period
- Mitigate some interest income reductions with realized investment gains from appreciation of recently purchased high-quality securities

Strategy – Action

Prime Rate Historical Highs & Lows - Last 20 Years



12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.25%
Today: 3.25%
1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

	Dec-08	Jun-06	Jun-03	May-00	Nov-98	Feb-95	Jul-92	Feb-89
WSJ Prime Lending Rate	3.25%	8.25%	4.00%	9.50%	7.75%	9.00%	6.00%	11.50%
Current Prime Rate	3.25%	3.25%	3.25%	3.25%	3.25%	3.25%	3.25%	3.25%

May 6, 2009

Investments

May 6, 2009

Union National FINANCIAL CORPORATION

Strategy – Action

(Dollars in 000's)	Corporate Debt Securities	Non-US-Backed Mortgage Pools	Total	OTTI	Realized Gains/ (Losses) On Sales	
6/30/07 Book Value	**$8,689**	**$7,307**	**$15,996**			
Sales from 6/30/07 to 12/31/08	(5,629)	(1,933)	(7,562)		$(105)	Equals 1.4% of Book Value
Principal Reduction – 6/30/07 to 12/31/08	(341)	(1,069)	(1,410)			
Impairments from 6/30/07 to 12/31/08	(1,238)	(852)	(2,090)	$(2,090)		
12/31/08 Book Value	**$1,481**	**$3,453**	**$4,934**		**Impairments cumulatively, total 40% of original value**	
Impairments 1st Qtr '09	(839)		(839)	(839)		
Principal Reductions 1st Qtr '09	(35)	(199)	(234)			
3/31/09 Book Value	**$607**	**$3,254**	**$3,861**			

May 6, 2009

Strategy – Action

UNION NATIONAL

COMMUNITY

BANK

May 6, 2009

Union National FINANCIAL CORPORATION

Strategy – Action

- Relationship Building
- Retail and Small Business Customers

Strategy – Action

GOLD OFFICES

- Shift in Focus and Strategy
- Brand Clarity – Coffee to Banking


Union
National
COMMUNITY
BANK
7•Day Banking

May 6, 2009


MDCCCLIII
EST 1853


CREDIT CARDS

Union National FINANCIAL CORPORATION

Challenges for 2009

Revenue Generation

- Asset Sensitive
- Quality Loan Growth
- Investment Gains
- Fee Structure
- Insurance Claim

Union National FINANCIAL CORPORATION

Challenges for 2009

Expense Management

- 10% Reduction in Director Fees and Executive Salaries
- Salary Freeze
- Suspend 401k Match
- Staffing Levels
- Branch Performance
- Further De-leveraging
- Vendor Management

UNNF Stock Price vs. Book Value Per Share As Of December 31


$26.00
$21.00
$16.00
$11.00
$6.00
$1.00
$21.75
$17.90
$10.95
$4.80
$10.84
$11.31
$11.31
$11.32
2005
2006
2007
2008
Closing UNNF Stock Price
UNNF Book Value Per Share

Union National FINANCIAL CORPORATION

Strategy – Action

Focus

- Simplify
- Build on the Basics
- Hit Singles, Not Home Runs
- COMMUNITY BANKING

Union National
COMMUNITY BANK

Gold Rewards Checking 3.51% APY*

UNFC

Union National Financial Corporation, headquartered in Lancaster, Pennsylvania, is the holding company of Union National Community Bank. The bank provides a full range of financial services for both retail and business customers in Lancaster County, Pennsylvania. In addition to traditional banking services, UNCB also offers insurance, retirement plan services and wealth management through **UnionNational**Advisors. Union National Financial Corporation's stock is traded in the over-the-counter market under the symbol UNNF.

Union National Financial Corporation 570 Lausch Lane Lancaster, PA 17601 (717) 653-1441	**Investor Relations Contact** Mr. Mark D. Gainer (717) 519-8630 mgainer@uncb.com	**Transfer Agent** Registrar and Transfer Company 10 Commerce Drive Cranford, NJ 07016-3572 (800) 368-5948 http://www.rtco.com info@rtco.com

View Details about UNFC from SNL Financial

Click Here to view the 2009 Notice of Annual Meeting of Shareholders and Proxy Statement and the Annual Report for the year ended December 31, 2008.

UNFC

Union National Financial Corporation

Online Annual Meeting Materials

Union National FINANCIAL CORPORATION

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Union National
FINANCIAL CORPORATION

Shareholders

28 % Voted Online or by Telephone

72 % Voted by Mail

Acquisition-free for 155 years and counting.

Union National
COMMUNITY BANK

FDIC

717-492-2222 • www.switch2uncb.com

Looking ahead since 1853

May 6, 2009

Questions?

Union National
FINANCIAL CORPORATION

May 6, 2009